SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Telik, Inc.

(Name of Registrant as Specified In Its Charter)

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TELIK, INC.

2100 Geng Road, Suite 102

Palo Alto, CA 94303

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2013

TO THE STOCKHOLDERS OF TELIK, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TELIK, INC., a Delaware corporation (the “Company”), will be held on TUESDAY, MAY 14, 2013 at 11:00 a.m. local time at the Palo Alto offices of Cooley LLP at 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306 for the following purposes:

(1)	To elect two directors named herein to hold office until the 2016 and 2015 Annual Meetings of Stockholders;

(2)	To ratify the selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company by the Audit Committee of the Board of Directors of the Company for its fiscal year ending December 31, 2013;

(3)	To provide an advisory vote on the compensation of the Company’s named executive officers, as disclosed in this proxy statement;

(4)	To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers; and

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on March 15, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment or postponement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on May 14, 2013 at 11:00 a.m. local time at 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306.

The Proxy Statement and Annual Report to stockholders are available at www.telik.com

By Order of the Board of Directors

/s/ William P. Kaplan

WILLIAM P. KAPLAN

Secretary

Palo Alto, California

April 8, 2013

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy or vote by telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for you to vote by mail. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held on record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

Our Annual Meeting materials are available electronically. As an alternative to receiving printed copies of these materials in future years, you can elect to receive an e-mail which will provide an electronic link to these documents as well as allow you the opportunity to conduct your voting online. By registering for electronic delivery, you can conveniently receive stockholder communications as soon as they are available without waiting for them to arrive via postal mail. You can also reduce the number of documents in your personal files, eliminate duplicate mailings, help us reduce our printing and mailing expenses and conserve natural resources.

How to Register for Electronic Delivery

Stockholders of Record

You are a stockholder of record if you hold your shares in certificate form. If you vote on the Internet at www.investorvote.com/TELK, simply follow the directions for enrolling in the electronic delivery service. You also may enroll in the electronic delivery service at any time in the future by going directly to www.investorvote.com/TELK and following the instructions.

Beneficial Stockholders

You are a beneficial stockholder if your shares are held by a broker, bank or other nominee. Please check with your bank, broker or relevant nominee regarding the availability of this service.

If you have any questions about electronic delivery, please contact Telik’s Investor Relations Department by phone at (650) 845-7700 or by email at investors@telik.com.

TELIK, INC.

2100 Geng Road, Suite 102

Palo Alto, CA 94303

PROXY STATEMENT

FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

May 14, 2013

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Telik, Inc., a Delaware corporation (“Telik” or the “Company”), for use at the Annual Meeting of Stockholders to be held on Tuesday, May 14, 2013, at 11:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Palo Alto offices of Cooley LLP at 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306. The Company intends to mail this proxy statement and accompanying proxy card on or about April 8, 2013 to all stockholders entitled to vote at the Annual Meeting. For directions to the Annual Meeting, please visit the offices page at www.cooley.com.

SOLICITATION

The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Company’s common stock (“Common Stock”) beneficially owned by others to forward to the beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for these services.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of Common Stock at the close of business on March 15, 2013 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 15, 2013, the Company had outstanding and entitled to vote 4,560,030 shares of Common Stock. Each holder of record of Common Stock on that date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

There are four matters scheduled for a vote: election of two directors; ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our Independent Registered Public Accounting Firm of the Company for its fiscal year ending December 31, 2013; advisory vote on the compensation of the Company’s named executive officers, as disclosed in this proxy statement in accordance with rules of the Securities and Exchange Commission, or SEC; and advisory indication of the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

You may either vote FOR all the nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. With regard to your advisory vote on how frequently we should solicit stockholder advisory approval of executive compensation, you may vote for any one of the following: one year, two years or three years, or you may abstain from voting on that matter. For each of the other matters to be voted on, you may vote FOR or AGAINST or ABSTAIN from voting.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal deemed “non-routine” because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to the proposal from the beneficial owner (even if the nominee has voted on another proposal for which it does have discretionary authority or for which it has received instructions). Under the rules and interpretations of the New York Stock Exchange (“NYSE”), “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals and elections of directors, even if not contested, executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposals 1, 3 or 4 without your instructions, but may vote your shares on Proposal 2.

For Proposals 1, 2 and 3, abstentions will be counted toward the tabulation of votes cast and will have the same effect as negative votes. For Proposal 4, abstentions will have the same effect as votes against each of the proposed voting frequencies. Broker non-votes will be counted for purposes of establishing a quorum, but will not be counted in determining whether a proposal has been approved. Unless a contrary direction is indicated, the grant of a proxy will be counted as affirmative votes for all proposals, including FOR the advisory approval of executive compensation and for “Three Years” as the preferred frequency of advisory votes to approve executive compensation.

For Proposal 1, each nominee nominated by the Board of Directors to serve as a director whose terms will expire at our 2016 and 2015 Annual Meetings of Stockholders, must receive the most FOR votes (among votes properly cast in person or by proxy) of nominees for the vacancy in such director class in order to be elected. Only votes FOR or WITHHELD will affect the outcome. The director nominees listed in Proposal 1 will be elected by a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

To be ratified, Proposal 2, the selection of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the year ending December 31, 2013, must receive a FOR vote from the majority of the outstanding shares entitled to vote and present either in person or by proxy at the Annual Meeting. If you ABSTAIN from voting, it will be counted toward the tabulation of votes cast on the proposal and will have the same effect as an AGAINST vote.

Proposal 3, an advisory vote on the compensation of the Company’s named executive officers, will be considered to be approved if it receives FOR votes from the holders of a majority of shares either present in person or represented by proxy and entitled to vote. If you ABSTAIN from voting, it will have the same effect as an AGAINST vote. Broker non-votes will have no effect.

For Proposal 4, the advisory vote on the frequency of stockholder advisory votes on executive compensation, the frequency receiving the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be considered the frequency preferred by the stockholders. If you ABSTAIN from voting, it will have the same effect as an AGAINST vote. Broker non-votes will have no effect.

VOTING BY TELEPHONE OR VIA THE INTERNET

Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The laws of Delaware, under which the Company is incorporated, specifically permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of election can determine that the proxy was authorized by the stockholder.

The telephone and Internet voting procedures below are designed to authenticate stockholders’ identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders’ instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

For Shares Registered in Your Name

To vote by telephone, stockholders of record may call toll free 1-800-652-VOTE (8683) in the United States, Canada and Puerto Rico on a touch tone telephone and follow the simple instructions provided by the recorded message. To vote on the Internet, stockholders of record may go to www.investorvote.com/TELK and follow the on-screen instructions. You will need the login validation details provided on your proxy card to vote by telephone or on the Internet.

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in “street name” receive instructions for granting proxies from their banks, brokers or other agents, rather than using the Company’s proxy card.

A number of brokers and banks are participating in a program provided through Broadridge Investor Communication Solutions that offers the means to grant proxies to vote shares through the telephone and Internet. If your shares are held in an account with a broker or bank participating in the Broadridge Investor Communication Solutions program, you may grant a proxy to vote those shares by telephone or via the Internet by contacting the website shown on the instruction form received from your broker or bank.

General Information for All Shares Voted Via the Internet or By Telephone

Votes submitted by telephone or via the Internet must be received by 12:00 noon, Eastern Time on May 13, 2013. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

REVOCABILITY OF PROXIES

Any person granting a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive offices, 2100 Geng Road, Suite 102, Palo Alto, CA 94303, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

RESULTS OF THE ANNUAL MEETING

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

STOCKHOLDER PROPOSALS

Our annual meeting of stockholders generally is held in May of each year. We will consider for inclusion in our proxy materials for the 2014 Annual Meeting of Stockholders, stockholder proposals that are received at our executive offices no later than December 9, 2013 and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. However, if our 2014 Annual Meeting of Stockholders is not held between April 14, 2014 and June 13, 2014, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials. Stockholders are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations. A copy of the Company’s Amended and Restated Bylaws is available without charge upon written request to: Corporate Secretary, Telik, Inc., 2100 Geng Road, Suite 102, Palo Alto, CA 94303.

PROPOSAL 1

ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

The Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the Board of Directors of the Company (the “Board of Directors”) shall be divided into three classes, with each class having a two-year or three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until the director’s successor is elected and has duly qualified, or until such director’s earlier death, resignation or removal.

The Board of Directors is presently composed of four members. There are two nominees for director who, if elected, will serve until the 2016 and 2015 Annual Meetings of Stockholders respectively, and until, as to each, his successor is elected and duly qualified, or until his death, resignation or removal. Both nominees are currently directors whose term of office expires in 2013 and are being nominated for re-election. Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. If a nominee should be unavailable for election as a result of an unexpected occurrence, shares voted for the unavailable nominee will be voted for the election of such substitute nominee as the directors or management may propose. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

Set forth below is biographical information for each person nominated for election to serve as a director until the 2016 and 2015 Annual Meetings of Stockholders and until his successor is elected and duly qualified, or until such director’s death, resignation or removal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF THE NAMED NOMINEES.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2016 ANNUAL MEETING

Michael M. Wick, M.D., Ph.D., 67, has served as the Company’s Chairman of the Board of Directors since January 2000 and is being nominated for re-election. Dr. Wick has served as the Company’s Chief Executive Officer since July 1999 and as its President since June 1998. Dr. Wick served as the Company’s Chief Operating Officer from December 1997 until June 1998, and as Executive Vice President, Research and Development, from December 1997 until June 1998. He has been a member of the Board of Directors since December 1997. Prior to joining the Company in December 1997, Dr. Wick was Senior Vice President of Research for CV Therapeutics, Inc., a public biotechnology company, from May 1995 until December 1997. Dr. Wick served as Executive Director of oncology/immunology and clinical research at Lederle Laboratories from September 1990 until May 1995, and also directed the Cyanamid/Immunex joint oncology research program. Dr. Wick began his career at

Harvard Medical School, where he served as an Associate Professor from July 1981 until June 1994 and Chief of the Melanoma Clinic and Laboratory of Molecular Dermatological Oncology at the Dana Farber Cancer Institute from September 1980 until September 1992. Dr. Wick holds a Ph.D. degree in Chemistry from Harvard University and an M.D. degree from Harvard Medical School.

NOMINEE FOR ELECTION FOR A TWO-YEAR TERM EXPIRING AT THE 2015 ANNUAL MEETING

Richard B. Newman, Esq., 74, has served as a member of the Board of Directors since April 2003 and is being nominated for re-election. Mr. Newman is currently President and Treasurer of D&R Products Co., Inc., which designs, develops and manufactures orthopedic, vascular and other surgical medical devices and instruments for major medical device and instrument manufacturers in the United States and Europe. He has served in this role since 1983. Mr. Newman holds an A.B. degree from Harvard College and an LL.B. degree from the Harvard Law School.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Set forth below is biographical information for each person whose term of office as a director will continue after the Annual Meeting.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2014 ANNUAL MEETING

Edward W. Cantrall, Ph.D., 81, has served as a member of the Board of Directors since May 2002. Dr. Cantrall has served as a consultant to biotechnology and genomics companies since May 1998. From November 1997 to May 1998, Dr. Cantrall served as Vice President and General Manager for Molecular Informatics, Inc., a subsidiary of the Perkin-Elmer Corporation, and prior to the acquisition of Molecular Informatics by Perkin-Elmer Corporation in November 1997, he served as President and Chief Executive Officer of Molecular Informatics. He was Chief Executive Officer and President of the National Center for Genome Resources from January 1995 to November 1996. From September 1986 to July 1994, Dr. Cantrall served as Vice President of Operations at Lederle Laboratories, a division of American Cyanamid Company, a pharmaceutical company which was subsequently acquired by Wyeth Laboratories, Inc. He has served as a member of the Board of Managers of The Health Enterprise Group since 2000. His fields of expertise include pharmaceutical development and manufacturing. Dr. Cantrall holds a Ph.D. degree in organic chemistry from the University of Illinois and an M.B.A. degree in industrial management from Fairleigh Dickinson University.

Steven R. Goldring, M.D., 69, has served as a member of the Board of Directors since May 2002. Dr. Goldring has served as Chief Scientific Officer of the Hospital for Special Surgery in New York since July 2006. From 1996 to July 2006, Dr. Goldring was a Professor of Medicine at Harvard Medical School and Chief of Rheumatology at Beth Israel Deaconess Medical Center. He has also served as the Director of the New England Baptist Bone and Joint Institute, in collaboration with the Beth Israel Deaconess Medical Center since its establishment in 1996. Dr. Goldring serves on the osteoporosis and rheumatology clinical advisory boards for Merck & Co., Inc. and Eli Lilly and Company, and serves as an advisor to numerous biotechnology companies. He has established a clinical research program at Beth Israel Deaconess Medical Center. Dr. Goldring has served as a consultant or Principal Investigator in the pharmaceutical industry and for National Institutes of Health sponsored research programs and as a consultant to numerous biotechnology and pharmaceutical companies. He received his medical training at Peter Bent Brigham Hospital and the Massachusetts General Hospital. He is the author of numerous scientific publications. Dr. Goldring holds an M.D. degree from Washington University School of Medicine.

For a discussion of the specific experience, qualifications and skills upon which the Board of Directors has determined that each of the directors should serve, see the information set forth under the caption “Nominating Committee” of this proxy statement. For biographical information concerning the executive officers of the Company, see the information set forth under the caption “Executive Officers” of this proxy statement. There are no family relationships among any of the Company’s directors or executive officers. Dr. Gail Brown, one of the Company’s key personnel, is the spouse of Dr. Wick, the Company’s President, Chief Executive Officer and Chairman. No director has a contractual right to serve as a member of the Board of Directors.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

BOARD LEADERSHIP STRUCTURE

The Board of Directors is currently chaired by the President and Chief Executive Officer of the Company, Dr. Wick. The Company believes that combining the positions of Chief Executive Officer and Chairman of the Board of Directors helps to ensure that the Board of Directors and management act with a common purpose. Integrating the positions of Chief Executive Officer and Chairman can provide a clear chain of command to execute the Company’s strategic initiatives. The Company also believes that it is advantageous to have a Chairman with an extensive history with and knowledge of the Company, and extensive technical and industry experience. Notwithstanding the combined role of Chief Executive Officer and Chairman, key strategic initiatives and decisions involving the Company are discussed and approved by the entire Board of Directors. In addition, meetings of the independent directors of the Company are regularly held, which Dr. Wick does not attend. The Company believes that the current leadership structure and processes maintains an effective oversight of management and independence of the Board of Directors as a whole without separate designation of a lead independent director. However, the Board of Directors will continue to monitor its functioning and will consider appropriate changes to ensure the effective independent function of the Board of Directors in its oversight responsibilities.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board of Director’s key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various Board of Directors standing committees that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. The Audit Committee considers and discusses with management the Company’s major financial risk exposures and related monitoring and control of such exposures as well as compliance with legal and regulatory requirements. The Nominating Committee monitors the effectiveness of our corporate governance guidelines. The Compensation Committee assesses and monitors whether our compensation policies and programs have the potential to encourage excessive risk-taking. Any findings regarding material risk exposure to the Company are reported to and discussed with the Board of Directors.

INDEPENDENCE OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

The NASDAQ Stock Market (“NASDAQ”) listing standards require that a majority of the members of a listed company’s board of directors qualify as “independent,” as determined by the board of directors.

After review of all relevant transactions or relationships between each director and nominee for director, or any of his or her family members, and the Company, its senior management and its Independent Registered Public Accounting Firm, the Board of Directors has determined that all of the Company’s directors and the Company’s nominees for director are independent within the meaning of the applicable NASDAQ listing standards, except Dr. Wick, the Chairman of the Board of Directors, Chief Executive Officer and President, of the Company. Moreover, Dr. Herwig von Morzé, who served on the Board of Directors in 2012 until his passing in December, was also independent within the meaning of the applicable NASDAQ listing standards.

As required under the NASDAQ listing standards, the Company’s independent directors meet in regularly scheduled executive sessions at which only independent directors are present. The Company’s independent directors met twice during the fiscal year ended December 31, 2012.

The Board of Directors has three committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to the Company.

AUDIT COMMITTEE

The Audit Committee of the Board of Directors oversees the Company’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee, among other things: evaluates the performance, and assesses the qualifications, of the Independent Registered Public Accounting Firm; determines and pre-approves the engagement of the Independent Registered Public Accounting Firm to perform all proposed audit, review and attest services; reviews and pre-approves the retention of the Independent Registered Public Accounting Firm to perform any proposed, permissible non-audit services; determines whether to retain or terminate the existing Independent Registered Public Accounting Firm or to appoint and engage a new Independent Registered Public Accounting Firm for the ensuing year; confers with management and the Independent Registered Public Accounting Firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company’s Annual Report on Form 10-K and recommends whether or not such financial statements should be so included; and discusses with management and the Independent Registered Public Accounting Firm the results of the annual audit and review of the Company’s quarterly financial statements.

The Audit Committee is currently composed of three outside directors: Drs. Cantrall and Goldring and Mr. Newman. The Audit Committee met four times and acted once by written consent during the fiscal year ended December 31, 2012.

The Board of Directors periodically reviews the NASDAQ listing standards’ definition of independence for Audit Committee members and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A) of the NASDAQ listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended). The Board of Directors has determined that Dr. Cantrall qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board of Directors made a qualitative assessment of Dr. Cantrall’s level of knowledge and experience based on a number of factors, including his formal education and his service in executive capacities having financial oversight responsibilities. These positions include Chief Executive Officer, President and Vice President of Operations to, and member of the board of directors of, a number of biotechnology and genomics companies, pursuant to which Dr. Cantrall has experience supervising the preparation of financial reports. In addition, Dr. Cantrall holds an M.B.A from Fairleigh Dickinson University. For further information on Dr. Cantrall’s experience, please see his biography under “Directors Continuing in Office until the 2014 Annual Meeting” above.

COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors reviews, modifies and approves the overall compensation strategy and policies for the Company. The Compensation Committee, among other things: reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s officers; determines and approves the compensation and other terms of employment of the Company’s Chief Executive Officer; determines and approves the compensation and other terms of employment of the other officers of the Company; administers the Company’s stock option and purchase plans, pension and profit sharing plans and other similar programs; and reviews and recommends to the Board of Directors appropriate insurance coverage for the Company’s directors and officers.

The Compensation Committee is currently composed of three outside directors: Dr. Cantrall, Dr. Goldring and Mr. Newman. In 2012, the Compensation Committee was composed of Mr. Newman, Dr. Goldring and, until his passing in December, Dr. von Morzé. In February 2013, Dr. Cantrall was appointed to fill the vacancy on the Compensation Committee created by Dr. von Morzé’s passing. Each of the members of the Compensation Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Compensation Committee met three times and acted once by written consent during the fiscal year ended December 31, 2012. A copy of the Compensation Committee Charter is attached as Appendix A to this Proxy Statement for the Annual Meeting.

NOMINATING COMMITTEE

The Nominating Committee of the Board of Directors is responsible for, among other things: identifying, reviewing and evaluating candidates to serve as directors of the Company; reviewing, evaluating and considering incumbent directors; recommending to the Board of Directors for selection candidates for election to the Board of Directors; making recommendations to the Board of Directors regarding the membership of the committees of the Board of Directors; and assessing the performance of the Board of Directors.

The Nominating Committee is currently composed of three outside directors: Dr. Cantrall, Dr. Goldring and Mr. Newman. In 2012, the Nominating Committee was composed of Mr. Newman, Dr. Goldring and, until his passing in December, Dr. von Morzé. In February 2013, Dr. Cantrall was appointed to fill the vacancy on the Nominating Committee created by Dr. von Morzé’s passing. All members of the Nominating Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Nominating Committee met once during the fiscal year ended December 31, 2012.

The Nominating Committee has not established any specific minimum qualifications that must be met for recommendation for a position on the Board of Directors. Instead, in considering candidates for director the Nominating Committee will generally consider all relevant factors, including among others the candidate’s applicable education, expertise and demonstrated excellence in his or her field, the usefulness of the expertise to the Company, the availability of the candidate to devote sufficient time and attention to the affairs of the Company, the candidate’s reputation for personal integrity and ethics and the candidate’s ability to exercise sound business judgment. Other relevant factors, including diversity, experience and skills, will also be considered. Candidates for director are reviewed in the context of the existing membership of the Board of Directors (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders.

With respect to director nominations, the Nominating Committee has recommended that Dr. Wick and Mr. Newman each be nominated for re-election to serve as a director. The Nominating Committee considered Dr. Wick’s extensive professional experience, including the variety of roles and responsibilities he has undertaken and performed in the biotechnology and pharmaceutical industries, his familiarity with the cancer drug development process, his professional relationships with investigators and key opinion leaders and his experience in establishing partnering and collaborative business relationships. The Nominating Committee considered Mr. Newman’s professional training and experience in the biomedical industry, his legal training and experience, his relevant financial expertise and his executive experience establishing and leading a medical company.

The Nominating Committee also believes that each of the directors continuing in office is qualified to serve. The Nominating Committee considered Dr. Cantrall’s executive experience leading a major pharmaceutical company, his familiarity with the manufacturing and commercialization of new pharmaceuticals and related regulatory matters, his leadership of a biotechnology company involved in building collaborative pharmaceutical development relationships and his experience in mergers and acquisitions. The Nominating Committee considered Dr. Goldring’s role as an internationally recognized academic leader in the development of new medical therapies, his familiarity with the drug regulatory process in the United States and his experience in basic clinical research administration.

With respect to diversity, the Nominating Committee seeks a diverse group of individuals who have a complementary mix of backgrounds and skills necessary to provide meaningful oversight of the Company’s activities. As a clinical stage drug development company focused on discovering and developing small molecule drugs, we seek directors who have experience in the medical, regulatory and pharmaceutical industries in general, and also look for individuals who have experience with the operational issues that we face in our dealings with clinical and pre-clinical drug development, collaborations with third parties and commercialization and manufacturing issues. Some of our directors have strong financial backgrounds and experience in dealing with public companies, to help us in our evaluation of our operations and our financial model. We also face unique challenges as we implement our strategy to develop, manufacture and commercialize our products by entering into relationships with pharmaceutical companies. The Nominating Committee annually reviews the Board’s composition in light of the Company’s changing requirements. The Nominating Committee uses the Board of Director’s network of contacts when compiling a list of potential director candidates and may also engage outside consultants. Pursuant to its charter, the Nominating Committee will consider, but not necessarily recommend to the Board of Directors, potential director candidates recommended by stockholders. All potential director candidates are evaluated based on the factors set forth above, and the Nominating Committee has established no special procedure for the consideration of director candidates recommended by stockholders.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating Committee at the following address: 2100 Geng Road, Suite 102, Palo Alto, CA 94303, at least 120 days prior to the anniversary date of the mailing of the Company’s proxy statement for the last Annual Meeting of Stockholders. The deadline for nominating a director for the 2014 Annual Meeting of Stockholders is December 9, 2013. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Common Stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met five times and acted once by written consent during the last fiscal year. Each member of the Board of Directors attended 75% or more of the aggregate of the meetings of the Board of Directors held in the last fiscal year during the period for which he was a director and of the meetings of the committees on which he served, held in the last fiscal year during the period for which he was a committee member.

ATTENDANCE AT ANNUAL MEETING

It is the Company’s current policy to require directors to attend the Annual Meeting absent extraordinary circumstances. The 2012 Annual Meeting of Stockholders was attended by all the members of the Board of Directors.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Nominating Committee of the Board of Directors has adopted a process by which stockholders may communicate with the Board of Directors or any of its individual directors. Stockholders who wish to communicate with the Board of Directors may do so by sending a written communication addressed as follows: Telik Board Communication, c/o Stockholder Communications Officer, 2100 Geng Road, Suite 102, Palo Alto, CA 94303. All communications must state the number of shares owned by the stockholder making the communication. Telik’s Stockholder Communications Officer, or SCO, will review each communication and forward the communication to the Board of Directors, to any individual director to whom the communication is addressed, and/or to any other officer of the Company considered by the SCO to be appropriate.

CODE OF CONDUCT

The Company has adopted the Telik, Inc. Code of Conduct, a code of ethics with which every person who works for us is expected to comply, including without limitation our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Telik, Inc. Code of Conduct is filed as an exhibit to our Annual Report on Form 10-K for the period ended December 31, 2003 as filed on March 4, 2004, with the SEC, and is incorporated herein by reference. If we make any substantive amendments to the Telik, Inc. Code of Conduct or grant to any of our directors or executive officers any waiver, including any implicit waiver from a provision of the Telik, Inc. Code of Conduct, we will disclose the nature of the waiver or amendment in a Current Report on Form 8-K or as otherwise required by applicable laws.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management is responsible for the internal controls and the financial reporting process. The Independent Registered Public Accounting Firm is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and the issuance of a report thereon.

In this context, the Audit Committee met and held discussions with management and Ernst & Young LLP, the Company’s Independent Registered Public Accounting Firm. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the Independent Registered Public Accounting Firm. The Audit Committee discussed with the Independent Registered Public Accounting Firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AV Section 380), and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

In addition, the Audit Committee has discussed with the Independent Registered Public Accounting Firm the firm’s independence from the Company and its management, including the matters in the written disclosures and letter that were received from the independent accountants pursuant to the applicable requirements of the PCAOB, and considered the compatibility of non-audit services with the firm’s independence.

The Audit Committee discussed with the Company’s Independent Registered Public Accounting Firm the overall scope and plans for its audit. The Audit Committee met with the Independent Registered Public Accounting Firm, with and without management present, to discuss the results of its annual audit and quarterly reviews, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC.

The Audit Committee also has selected, subject to stockholder ratification, Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2013.

The Audit Committee:

Edward W. Cantrall
Steven R. Goldring
Richard B. Newman

*	The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2013, and has further directed management to submit to the stockholders for ratification the selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since 1989. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm is not required by the Company’s Amended and Restated Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different Independent Registered Public Accounting Firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for the purpose of determining whether this matter has been approved. Shares represented by executed proxies will be voted, if no abstention or vote against is marked, for the ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

The following summarizes the fees billed by Ernst & Young LLP for audit, tax and other professional services for the years ended December 31, 2012 and 2011:

	December 31,
	2012	2011
Audit Fees (1)	$357,000	$417,000
Audit-Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	—	—

Total Fees	$357,000	$417,000

(1)	Audit Fees were for services associated with the annual audit and the reviews of the Company’s Annual Report on Form 10-K and the Company’s quarterly reports on Form 10-Q.

(2)	There were no audit-related fees billed for the fiscal years ended December 31, 2012 and 2011.

(3)	Tax Fees would be for services in connection with tax compliance, tax planning and tax advice. The Company incurred no such fees in the fiscal years ended December 31, 2012 and 2011.

(4)	There were no other fees for services by Ernst & Young LLP for the fiscal years ended December 31, 2012 and 2011.

The charter of the Audit Committee requires that the Audit Committee pre-approve the engagement of the Company’s Independent Registered Public Accounting Firm, Ernst & Young LLP, to perform all proposed audit, review and attest services, as well as engagements to perform any proposed, permissible non-audit services. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. It is the Company’s practice to present any such proposed engagement to the Audit Committee for approval, either at a regularly scheduled or special meeting. In 2012, all of the services and related fees described above were approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. The Company believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests, consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board of Directors is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board of Directors, and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

The next scheduled say-on-pay vote will be determined based on the results of voting for Proposal 4, set forth below.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF

ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act enable the Company’s stockholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. In accordance with the Dodd-Frank Act, the Company is asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, the Board of Directors recommends that the stockholders select a frequency of three years.

After considering the benefits and consequences of each alternative, the Board of Directors recommends that the advisory vote on the compensation of the Company’s named executive officers be submitted to the stockholders once every three years.

The Board of Directors believes a triennial frequency (i.e., every three years) is the optimal frequency for the advisory vote on the compensation of the Company’s named executive officers. The Company values the opinion of the stockholders and welcomes communication regarding its executive compensation practices. After taking into account various considerations, the Board of Directors believes that a triennial vote will provide stockholders with the ability to express their views on the Company’s executive compensation practices while providing it with an appropriate amount of time to consult with stockholders and consider their input. The Company’s executive compensation program is administered by the Compensation Committee. Compensation decisions are complex and, with respect to the Named Executive Officers, are disclosed in this proxy statement. The Board of Directors believes that establishing a three-year time frame for holding stockholder advisory votes on executive compensation will both enhance stockholder communication and provide the Company time to consider, engage with and respond to stockholders, in terms of expressed concerns or other feedback. In addition, the Board of Directors also believes that a triennial vote more closely aligns with the multi-year performance cycle that the Company uses to reward long-term performance and is consistent with its long-term business strategy.

Accordingly, the Board of Directors is asking stockholders to indicate their preferred voting frequency by voting for one, two or three years or abstaining from voting on this proposal. The alternative among one year, two years or three years that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be deemed to be the frequency preferred by the stockholders and will be the alternative selected in the following resolution to be adopted by the stockholders at the Annual Meeting:

“RESOLVED, that the frequency of every [one year][two years][three years] is hereby APPROVED as the frequency preferred by stockholders for the solicitation of advisory stockholder approval of the compensation paid to the Company’s named executive officers.”

While the Board of Directors believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the Company’s executive officer compensation practices should be held every year, every other year or every three years.

The Board of Directors and the Compensation Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board of Directors will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and therefore not binding on the Board of Directors or the Company, the Board of Directors may decide that it is in the best interests of the stockholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF “THREE YEARS” ON PROPOSAL 4.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2012.

Equity Compensation Plan Information (1)

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity compensation plans approved by security holders	306,040	$155.66	56,071	(2)
Equity compensation plans not approved by security holders	—	N/A	—
Total	306,040	$155.66	56,071	(2)

(1)	All share amounts and exercise prices are adjusted for the 1-for-30 reverse stock split effected on March 30, 2012.

(2)	Includes 37,783 shares issuable under the 2011 Equity Incentive Plan and 18,288 shares issuable under the 2000 Employee Stock Purchase Plan.

EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s executive officers and key personnel. Please see “Proposal 1—Election of Directors” for comparable information for the Board of Directors.

Executive Officers:

Name	Age	Position
Michael M. Wick, M.D., Ph.D.	67	President, Chief Executive Officer and Chairman
William P. Kaplan, Esq.	59	Vice President, General Counsel and Corporate Secretary
Steven R. Schow, Ph.D.	63	Vice President, Research
Wendy K. Wee	60	Vice President Finance and Controller (Principal Financial and Accounting Officer)

Key Personnel:
Name	Age	Position
Gail L. Brown, M.D.	62	Senior Vice President and Chief Medical Officer

Set forth below is biographical information for each of the executive officers and key personnel.

Biographical information about Dr. Wick is included under the caption “Nominees for Election for a Three-Year Term Expiring at the 2016 Annual Meeting”

William P. Kaplan, Esq. has served as the Company’s Vice President and General Counsel since February 2006 and Vice President, Legal Affairs since April 2003. Mr. Kaplan has also served as the Company’s Corporate Secretary since May 2003. From 2000 to 2003, Mr. Kaplan was Vice President, General Counsel and Corporate Secretary of iPrint Technologies, a developer of Internet printing technology. Prior to iPrint, Mr. Kaplan served as Vice President and General Counsel of Resumix, a publisher of enterprise human resources software subsequently acquired by Yahoo!. He also served as General Counsel of Netcom On-Line Communication Services, an Internet service provider, and Ungermann-Bass, a global manufacturer of network and telecommunications equipment. Mr. Kaplan has practiced law since 1982. He holds a B.A. degree in mathematics from the University of California, Santa Barbara, and a Juris Doctor degree from the School of Law at the University of California, Davis.

Steven R. Schow, Ph.D. has served as the Company’s Vice President, Research since March 2000. He served as the Company’s Senior Director of Medicinal Chemistry from March 1998 until March 2000. Prior to joining the Company, Dr. Schow served as a Director of Medicinal Chemistry at CV Therapeutics, Inc., a biotechnology company, from May 1995 to March 1998. He served as a Senior Group Leader at Lederle Laboratories, a division of American Cyanamid, from November 1991 until May 1995. Dr. Schow was a post doctoral fellow in organic chemistry at the University of California at Los Angeles and the University of Pennsylvania. Dr. Schow holds a Ph.D. degree in organic chemistry from the University of California at San Diego and a B.S. degree in chemistry from California State University, Los Angeles.

Wendy K. Wee joined the Company in October 2002 and has served as the Company’s Vice President, Controller since August 2005, Principal Financial and Accounting Officer since December 2010, and Vice President, Finance since February 2011. Prior to joining the Company, Ms. Wee was the Senior Director of Finance and Controller at Connetics, a biotechnology company, from July 1996 to January 2000. She served as a corporate controller at SlamDunk Networks, Inc., a transaction delivery service provider, from September 2000 to September 2002, and as a corporate controller at iPrint Technologies, a developer of Internet printing technology, from February 2000 to August 2000. Prior to this, she held various management positions at Silicon Graphics, Inc., MIPS Computer Systems and Unisys Corporation. Ms. Wee holds a B.S. degree in business administration from San Jose State University and an M.B.A. degree from the University of Phoenix.

Gail L. Brown, M.D. has served as the Company’s Senior Vice President and Chief Medical Officer since November 2001. Dr. Brown has served as a consultant to the Company on matters related to clinical development of the Company’s product candidates since October 1998. Prior to joining the Company, Dr. Brown was a Managing Director at The Palladin Group, LP and Tanager Capital Group, LLC, entities specializing in investment advisory services, from January 2001 to October 2001. She was a co-founder and partner of Altair Capital Associates LLC, specializing in biotechnology investment advisory services, from November 1998 to January 2001. Dr. Brown has served as a consultant and a member of clinical and scientific advisory boards at numerous public and private biotechnology companies from 1995 to 2001. She began her career at the Harvard Medical School, where she served on the faculty in the Department of Medicine, Division of Hematology and Oncology from 1980 to 1995. Dr. Brown received her M.D. degree from The University of Rochester School of Medicine and an M.B.A. degree in finance from St. Mary’s College of California School of Economics and Business Administration.

The Company’s executive officers are appointed by the Board of Directors and serve until their successors are elected or appointed.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of Common Stock by: (a) each director; (b) each nominee for director; (c) each of the executive officers named in the Summary Compensation Table and (d) all executive officers and directors of the Company as a group. The Company is not aware of any beneficial owners of more than five percent of its Common Stock. All of the information in this table is as of March 1, 2013, unless otherwise noted in the appropriate footnote to the table.

Pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, shares are deemed to be beneficially owned by a person if that person has the right to acquire shares (for example, upon exercise of an option) within sixty days of the date that information is provided. In determining the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by the person (and only that person) by reason of such acquisition rights. As a result, the percentage of outstanding shares held by any person in the table below does not necessarily reflect the person’s actual voting power. As of March 1, 2013, there were 4,560,030 shares of Common Stock outstanding. All share amounts are adjusted for the 1-for-30 reverse stock split effected on March 30, 2012.

Beneficial Owner (1)	Number of Shares Owned (2)		Right to Acquire Within 60 Days (3)		Beneficial Ownership Total	Percent of Total
Michael M. Wick, M.D., Ph.D.	6,973	(4)	110,989	(5)	117,962	2.53%
William P. Kaplan, Esq.	89		21,890		21,979	*
Steven R. Schow, Ph.D.	1,712	(6)	22,356		24,068	*
Wendy K. Wee	1,075		24,930		26,005	*
Edward W. Cantrall, Ph.D.	2,333	(7)	1,745		4,078	*
Steven R. Goldring, M.D.	—		1,745		1,745	*
Richard B. Newman, Esq.	782	(8)	2,245		3,027	*
All executive officers and directors as a group (7 persons)	12,964		185,900		198,864	4.19%

*	Less than one percent.

(1)	This table is based upon information supplied by officers, directors and principal stockholders and Form 4s filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 4,560,030 shares outstanding on March 1, 2013. Unless otherwise indicated, the address of each of the individuals in this column is: c/o Telik, Inc. 2100 Geng Road, Suite 102, Palo Alto, CA 94303.

(2)	Excludes shares issuable pursuant to stock options exercisable within 60 days of March 1, 2013.

(3)	Shares issuable pursuant to stock options exercisable within 60 days of March 1, 2013.

(4)	Includes 1,560 shares held by Dr. Wick’s spouse.

(5)	Includes 46,181 shares issuable to Dr. Wick’s spouse pursuant to stock options exercisable within 60 days of March 1, 2013.

(6)	Shares are held under the Schow-Hamlin Living Trust, of which Dr. Schow and his wife are Trustees.

(7)	Shares are held in a joint account with Dr. Cantrall’s wife.

(8)	Includes 500 shares held by the D&R Products Co., Inc. 401(k) and Profit Sharing Plan, of which Mr. Newman and his spouse are trustees.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company during 2012, SEC filings and certain written representations that no other reports were required during the fiscal year ended December 31, 2012, the Company’s officers, directors and greater than ten percent stockholders complied with all applicable Section 16(a) filing requirements, except that one Form 4 was filed late on behalf of each of Drs. Cantrall, Goldring and von Morzé, and Mr. Newman.

COMPENSATION OF DIRECTORS

Employee directors do not receive any separate compensation for their Board of Directors activities. During the year ended December 31, 2012, non-employee directors were entitled to receive the compensation described below.

2012 Director Compensation Table

Name of Director	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Edward W. Cantrall, Ph.D.	32,000	1,335	33,335
Steven R. Goldring, M.D.	32,000	1,335	33,335
Richard B. Newman, Esq.	32,000	1,335	33,335
Herwig von Morzé, Ph.D(2)	32,000	1,335	33,335

(1)	The amounts in this column represent the aggregate full grant date fair values of stock options granted to each of the non-employee directors computed in accordance with Accounting Standards Codification 718, or ASC 718, “Compensation - Stock Compensation,” excluding the effect of estimated forfeitures. For additional information on the valuation assumptions, refer to “Stock-based Compensation under ASC 718” and “Valuation Assumptions” under the “Notes to the Financial Statements” in the Company’s Form 10-K for the year ended December 31, 2012, as filed with the SEC. The amounts reported for these options may not represent the actual economic values that our non-employee directors will realize from these options, as the actual value realized will depend on the Company’s performance, stock price and their continued services.

(2)	Dr. von Morzé passed away in December 2012, thereby ending his service on the Board of Directors.

The following table shows for each named non-employee director (a) the grant date of each option granted to the named non-employee director in the 2012 fiscal year, (b) the exercise price, (c) the grant date fair value of that option as calculated in accordance with ASC 718 and (d) the aggregate number of shares subject to all outstanding options held by that individual as of December 31, 2012:

Name of Director	Option Grant Date	Exercise Price Per Share ($) (1)	Full Grant Date Fair Value ($)	Total Shares Subject to Outstanding Options at 12/31/12
Edward W. Cantrall, Ph.D.	March 29, 2012	4.80	1,335	2,167
Steven R. Goldring, M.D.	March 29, 2012	4.80	1,335	2,167
Richard B. Newman, Esq.	March 29, 2012	4.80	1,335	2,667
Herwig von Morzé, Ph.D	March 29, 2012	4.80	1,335	1,925	(2)

(1)	Exercise price per share is adjusted for the 1-for-30 reverse stock split effected March 30, 2012.

(2)	Dr. von Morzé passed away in December 2012, and the indicated vested and unexercised stock options will expire on June 20, 2014 to the extent not exercised prior to such date.

Director Compensation Policy

Pursuant to our Director Compensation Policy, each non-employee director of the Company is entitled to receive quarterly cash compensation of $8,000 from the Company for serving on the Board of Directors. The members of the Board of Directors are also eligible for reimbursement of their expenses incurred in connection with attendance at Board of Directors and committee meetings in accordance with Company policy.

Each non-employee director of the Company is also entitled to receive stock option grants under the Company’s 2011 Equity Incentive Plan (the “2011 Plan”). Each person who is elected or appointed to serve as a non-employee director for the first time shall be granted an option to purchase 667 shares of Common Stock upon such election or appointment. On the day following each Annual Meeting (or the next business day should such date be a legal holiday), each member of the Board of Directors who was not an employee of the Company or an affiliate of the Company, shall automatically be granted under the 2011 Plan, without further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 333 shares of Common Stock or, if such director has not been serving as a non-employee director for the entire period since the preceding Annual Meeting, an option to purchase an amount of shares prorated for the part of the year served as a non-employee director. (All share amounts are adjusted for the 1-for-30 reverse stock split effected on March 30, 2012.)

The exercise price of options granted pursuant to the Director Compensation Policy under the 2011 Plan shall be 100% of the fair market value of the Common Stock subject to the option on the date of the option grant (as determined in accordance with the terms of the 2011 Plan based on the closing sales price reported on the NASDAQ Capital Market). The options shall have a term of 10 years. Options granted to non-employee directors under the 2011 Plan shall vest as follows: 25% of the shares subject to each option will vest on the first anniversary of the grant date and the remainder will vest in equal monthly installments over the next three years. The vesting of each option will cease on the date the non-employee director holding the option ceases to provide services (whether as a director or consultant) to the Company or one of the Company’s affiliates. In the event of a merger of the Company with or into another corporation or a consolidation, acquisition of assets or other change of control transaction involving the Company, the options outstanding issued to non-employee directors pursuant to the Director Compensation Policy under the 2011 Plan may be assumed or substituted by the surviving entity. Otherwise, the vesting of the options held by those directors whose continuous service has not terminated accelerate in full and the options terminate if not exercised at or prior to the change of control transaction.

EXECUTIVE COMPENSATION

2012 Summary Compensation Table

The following table sets forth, for the fiscal years 2012 and 2011, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer and its four other most highly compensated executive officers at December 31, 2012 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards $ (1) (2)	All Other Compensation ($)		Total ($)
Michael M. Wick	2012	400,667	(3)(4)	-0-		-0-	-0-		400,667
President, Chief Executive Officer and Chairman	2011	514,000	(3)	-0-		274,300	-0-		788,300

Marc L. Steuer	2012	126,534		-0-		-0-	23,721	(6)	150,255
Former Senior Vice President, Business Development (5)	2011	300,000		-0-		109,720	-0-		409,720

William P. Kaplan	2012	245,333	(7)	-0-		-0-	-0-		245,333
Vice President, General Counsel and Corporate Secretary	2011	264,000		-0-		109,720	-0-		373,720

Steven R. Schow	2012	204,667	(8)	-0-		-0-	-0-		204,667
Vice President, Research	2011	262,000		-0-		123,435	-0-		385,435

Wendy K. Wee	2012	236,000		-0-		-0-	-0-		236,000
Vice President, Finance and Controller	2011	236,000		3,739	(9)	159,094	-0-		398,833

(1)	The amounts in this column represent the aggregate full grant date fair values of stock options granted to each of the Named Executive Officers computed in accordance with ASC 718, excluding the effect of estimated forfeitures. For additional information on the valuation assumptions, refer to the “Stock-based Compensation under ASC 718” and “Valuation Assumptions” under the “Notes to the Financial Statements” in the Company’s Form 10-K for the year ended December 31, 2012, as filed with the SEC, and the following footnote 2 to this Summary Compensation Table. The amounts reported for these options may not represent the actual economic values that the Named Executive Officers will realize from these options, as the actual value realized will depend on the Company’s performance, stock price and their continued employment. There were no stock options granted to the Named Executive Officers in 2012.

(2)	For options granted to the Named Executive Officers in the fiscal year 2011, valuation assumptions used are set forth in the tables below:

Valuation Assumptions	2011
Weighted average risk-free interest rate	2.14%
Weighted average expected volatility	105.01%
Weighted average expected life (in years)	5.52
Weighted average dividend yield	—

(3)	Dr. Wick is not compensated for his role as a director. The amount shown reflects salary earned as an employee only.

(4)	Effective May 1, 2012, Dr. Wick’s annual salary was reduced to $344,000 from $514,000 as part of an overall reduction in operating expenses which was approved by the Compensation Committee of the Company on April 27, 2012.

(5)	Mr. Steuer’s employment with the Company ended on April 30, 2012 and since then he provided consulting services with respect to business development to the Company through October 31, 2012.

(6)	Represents $12,600 in fees earned as consultant for the Company and $11,121 paid for his medical benefits after his employment ended on April 30, 2012.

(7)	Effective May 1, 2012, Mr. Kaplan’s annual salary was reduced to $236,000 from $264,000 as part of an overall reduction in operating expenses which was approved by the Compensation Committee of the Company on April 27, 2012.

(8)	Effective May 1, 2012, Dr. Schow’s annual salary was reduced to $176,000 from $262,000 as part of an overall reduction in operating expenses which was approved by the Compensation Committee of the Company on April 27, 2012.

(9)	Represents a $3,739 recognition award paid on a discretionary basis.

Grants of Plan-Based Awards in 2012

For fiscal year 2012, no grants were made to any Named Executive Officer under any plan.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table summarizes the number of outstanding equity awards held by each of our Named Executive Officers at December 31, 2012. Each option grant is shown separately for each Named Executive Officer. The vesting schedule for each option grant is shown following this table. All share amounts and option exercise prices in the following table are adjusted for the 1-for-30 reverse stock split effected on March 30, 2012.

Name and Principal Position	Option Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price per Share ($)	Option Expiration Date
Michael M. Wick President, Chief Executive Officer and Chairman	02/21/2003		2,500	-0-		334.80	02/21/2013
	01/22/2004		5,000	-0-		723.90	01/22/2014
	12/10/2004		5,000	-0-		565.80	12/10/2014
	01/06/2005		4,167	-0-		567.90	01/06/2015
	03/10/2006		4,667	-0-		609.00	03/10/2016
	03/03/2008	(A)	11,667	-0-		65.70	03/03/2018
	03/03/2008	(B)	-0-	-0-	3,333	65.70	03/03/2018
	11/18/2009	(A)	18,333	-0-		23.70	11/18/2019
	11/18/2009	(B)	-0-	-0-	10,000	23.70	11/18/2019
	05/25/2011		13,195	3,472		20.70	05/25/2021

Marc L. Steuer Former Senior Vice President, Business Development	01/06/2005		1,667	-0-		567.90	01/31/2013	(1)
	02/27/2007	(A)	2,500	-0-		174.00	01/31/2013	(1)
	11/18/2009	(A)	4,167	-0-		23.70	01/31/2013	(1)
	05/25/2011		4,722	-0-		20.70	01/31/2013	(1)

William P. Kaplan Vice President, General Counsel and Corporate Secretary	04/21/2003		3,334	-0-		378.60	04/21/2013
	01/22/2004		333	-0-		723.90	01/22/2014
	12/10/2004		1,667	-0-		565.80	12/10/2014
	03/10/2006		667	-0-		609.00	03/10/2016
	02/27/2007	(A)	3,333	-0-		174.00	02/27/2017
	03/03/2008	(A)	2,000	-0-		65.70	03/03/2018
	11/18/2009	(A)	4,167	-0-		23.70	11/18/2019
	11/18/2009	(B)	-0-	-0-	4,167	23.70	11/18/2019
	05/25/2011		5,278	1,389		20.70	05/25/2021

Name and Principal Position	Option Grant Date		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price per Share ($)	Option Expiration Date

Steven R. Schow Vice President, Research	01/22/2004		1,667	-0-		723.90	01/22/2014
	02/25/2004		834	-0-		711.60	02/25/2014
	12/10/2004		1,667	-0-		565.80	12/10/2014
	02/27/2007	(A)	2,000	-0-		174.00	02/27/2017
	03/03/2008	(A)	2,333	-0-		65.70	03/03/2018
	11/18/2009	(A)	6,667	-0-		23.70	11/18/2019
	11/18/2009	(B)	-0-	-0-	1,667	23.70	11/18/2019
	05/25/2011		5,938	1,562		20.70	05/25/2021

Wendy K. Wee Vice President, Finance and Controller (Principal Financial and Accounting Officer)	01/22/2004		1,000	-0-		723.90	01/22/2014
	12/10/2004		1,333	-0-		565.80	12/10/2014
	08/24/2005		833	-0-		441.90	08/24/2015
	03/10/2006		500	-0-		609.00	03/10/2016
	02/27/2007	(A)	3,333	-0-		174.00	02/27/2017
	03/03/2008	(A)	2,000	-0-		65.70	03/03/2018
	11/18/2009	(A)	6,667	-0-		23.70	11/18/2019
	11/18/2009	(B)	-0-	-0-	1,667	23.70	11/18/2019
	05/25/2011		7,653	2,014		20.70	05/25/2021

Option Awards Vesting Schedule

Grant Dates	Vesting Schedule

3/3/2008(A)	Options vest over four years: 25% of the shares vest one year after the date of grant and 1/48th of the shares vest monthly thereafter.

2/21/2003; 4/21/2003; 1/22/2004; 2/25/2004; 12/10/2004; 1/6/2005; 8/24/2005; 3/10/2006	Options vest over four years: 50% of the shares vest two years after the date of grant and 1/48th of the shares vest monthly thereafter.

2/27/2007(A); 5/25/2011	Options vest monthly over a period of two years after the date of grant.

3/3/2008(B)	Vesting will be 100% upon the achievement of specified performance goals for a significant license agreement relating to a Company product candidate.

11/18/2009(A)	Options vest over two years: 50% of the shares vest upon the first anniversary of the date of grant and 1/24th of shares vest monthly thereafter over the following 12 months.

11/18/2009(B)	Vesting will be 100% upon the earlier of (a) the consummation of a change of control of the Company as defined in the 2000 Incentive Plan, or (b) a determination by the Company’s Board of Directors that the Company has consummated a significant transaction involving one or more of its then clinical stage products.

(1)	Mr. Steuer’s employment with the Company ended on April 30, 2012 and since then he provided consulting services with respect to business development to the Company through October 31, 2012. The indicated vested and unexercised stock options expired on January 31, 2013 to the extent not exercised prior to such date.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

The Company entered into an employment agreement with Michael M. Wick, M.D., Ph.D. in August 1999 upon his promotion to the position of Chief Executive Officer. In December 1999, Dr. Wick was elected Chairman of the Board of Directors effective January 2000. On December 17, 2008, the Company entered into an amended and restated employment agreement (the “Employment Agreement”) with Dr. Wick to clarify the manner in which such employment agreement complies with the final regulations under Section 409A of the U.S. Internal Revenue Code. The Employment Agreement superseded and replaced the employment agreement entered into in August 1999. According to the Employment Agreement, either the Company or Dr. Wick may terminate his employment at any time for any reason. If Dr. Wick is terminated without cause, he is entitled to receive as severance continued payment of his base salary and health care benefits for twelve months. The Company will also accelerate the vesting of his then unvested stock options as to the number of shares that would have vested in the ordinary course in the first twelve months following his termination date, with such vesting effective as of his termination date. Dr. Wick’s benefits pursuant to the Employment Agreement are subject to Dr. Wick signing a general waiver or release of the Company.

In February 2003, the Company adopted the Telik, Inc. Change of Control Severance Benefit Plan (the “Severance Plan”). On December 17, 2008, the Compensation Committee of the Board of Directors adopted an amendment to the Severance Plan to clarify the manner in which such plan complies with the final regulations under Section 409A. The Severance Plan provides eligible participants with severance benefits in the event that a participant’s employment with the Company is terminated, voluntarily or involuntarily, without cause within one year after a change of control of the Company, provided that the eligible participant signs a general waiver or release of the Company prior to receipt of the benefits. Such benefits include cash severance, payment of premiums under employee benefits plans, COBRA continuation coverage, accelerated vesting of unvested stock options and additional payments if the amounts which a participant would receive in connection with a change in control of the Company would constitute a “parachute payment” or be subject to excise tax.

The Severance Plan provides that, to the extent designated by the Compensation Committee or the Chief Executive Officer, the Chief Operating Officer, Chief Financial Officer, Senior Vice Presidents, Vice Presidents and others would be eligible to participate in the Severance Plan. Currently, only Dr. Wick is eligible to participate in the Severance Plan. Under the Severance Plan, Dr. Wick, as the Chief Executive Officer, is eligible to receive (1) full accelerated vesting of then unvested stock options; (2) a lump sum cash payment equal to two times the greater of: (i) the sum of his base salary and the greater of: (a) the annual cash bonus paid to him in the prior year; or (b) his Annual Target Bonus as in effect on the date of termination; or (ii) the sum of his base salary and the greater of: (a) the annual cash bonus paid to him in the prior year; or (b) his Annual Target Bonus as in effect immediately prior to the Change of Control; and (3) continuation of health benefits for up to 24 months and COBRA continuation coverage. Dr. Wick would also be entitled to additional payments if the amounts he would receive in connection with a change in control of the Company would constitute a “parachute payment” or be subject to excise tax. Dr. Wick’s benefits under the Severance Plan, when applicable, will supersede the severance benefits under his employment contract.

TRANSACTIONS WITH RELATED PERSONS

Gail L. Brown, M.D., the spouse of Dr. Wick, the Company’s President, Chief Executive Officer and Chairman, joined the Company as a Senior Vice President and Chief Medical Officer on November 26, 2001. Dr. Brown’s annual salary was reduced to $272,000 from $406,000 effective May 1, 2012 as part of an overall reduction in operating expenses which was approved by the Compensation Committee on April 27, 2012. Dr. Brown’s annual salary remains at $272,000 in 2013. There were no stock options granted to Dr. Brown in 2012. On May 25, 2011, Dr. Brown was granted stock options to purchase 11,667 shares of our Common Stock at an exercise price of $20.70 per share (share amount and option exercise price are adjusted for the 1-for-30 reverse stock split effected on March 30, 2012) , subject to a two-year vesting schedule with shares vesting in equal monthly installments over two years after the date of grant.

The Company has entered into indemnification agreements with its directors and certain officers for the indemnification and advancement of expenses to these persons to the fullest extent permitted by law. The Company also intends to enter into these agreements with future directors and officers.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Telik stockholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in “householding,” please notify your broker. If you prefer to receive a separate proxy statement and annual report, direct your written request to: Controller, Telik, Inc., 2100 Geng Road, Suite 102, Palo Alto, CA 94303 or contact the Controller at (650) 845-7700. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ William P. Kaplan

WILLIAM P. KAPLAN

Secretary

April 8, 2013

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the Securities and Exchange Commission, is available without charge upon written request to: Corporate Secretary, Telik, Inc., 2100 Geng Road, Suite 102, Palo Alto, CA 94303.

APPENDIX A

COMPENSATION COMMITTEE CHARTER

TELIK, INC.

AMENDED AND RESTATED CHARTER

OF THE COMPENSATION COMMITTEE

PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the board of directors (the “Board”) of Telik, Inc. (the “Company”) shall be to act on behalf of the Board in fulfilling the Board’s responsibilities to oversee the Company’s compensation policies, plans and programs, and to review and determine the compensation to be paid to the Company’s officers, as well as to prepare and review the Committee report included in the Company’s annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) in effect from time to time. The term “compensation” shall include salary, long-term incentives, bonuses, perquisites, equity incentives, severance arrangements, retirement benefits and other related benefits and benefit plans.

COMPOSITION

The Committee shall consist of at least two members of the Board. No Committee member shall be an employee of the Company and all members of the Committee shall satisfy (i) the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq”) applicable to compensation committee members, as in effect from time to time, when and as required by Nasdaq, including any exceptions permitted by these requirements, (ii) the “non-employee director” standard within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”), and (iii) the “outside director” standard within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The members of the Committee shall be appointed by and serve at the discretion of the Board. Vacancies occurring on the Committee shall be filled by the Board.

MEETINGS

The Committee shall hold such regular or special meetings as its members deem necessary or appropriate.

AUTHORITY

The Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Committee to discharge his or her responsibilities hereunder. The Committee shall be authorized to access such internal and external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities. The operation of the Committee shall be subject to the Bylaws of the Company as in effect from time to time and Section 141 of the Delaware General Corporation Law. The approval of this Compensation Committee Charter shall be construed as a delegation of authority to the Committee with respect to the responsibilities set forth herein.

Before engaging, or receiving advice from, a compensation consultant, external legal counsel or any other advisor, the Committee shall consider the independence of each such advisor by taking into account the following factors and any other factors required by Nasdaq or the SEC and corresponding rules that may be amended from time to time, including any exceptions permitted by such rules:

1. the provision of other services to the Company by the employer of the compensation consultant, counsel or other advisor (the “Advisory Firm”);

2. the amount of fees received from the Company by the Advisory Firm, as a percentage of the Advisory Firm’s total revenue;

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3. the Advisory Firm’s policies and procedures that are designed to prevent conflicts of interest;

4. any business or personal relationship of the compensation consultant, counsel or other advisor with a member of the Committee;

5. any stock of the Company owned by the compensation consultant, counsel or other advisor; and

6. any business or personal relationship between an executive officer of the Company and the compensation consultant, counsel, other advisor or the Advisory Firm.

RESPONSIBILITIES

To implement the Committee’s purpose and policies, the Committee shall be charged with the following duties and responsibilities. The Committee may supplement and, except as otherwise required by applicable law or the requirements of Nasdaq, deviate from these activities as appropriate under the circumstances:

1. Overall Compensation Strategy. The Committee shall review, modify (as needed) and approve the overall compensation strategy and policies for the Company, including:

•	reviewing and approving corporate performance goals and objectives relevant to the compensation of the Company’s officers;

•	evaluating and recommending to the Board the compensation plans and programs advisable for the Company, as well as modification or termination of existing plans and programs;

•	establishing policies with respect to equity compensation arrangements; and

•	reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for the Company’s officers.

2. Compensation of Chief Executive Officer. The Committee shall determine and approve the compensation and other terms of employment of the Company’s Chief Executive Officer and shall evaluate the Chief Executive Officer’s performance in light of relevant corporate performance goals and objectives. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee should consider the Company’s performance and relative stockholder return, the value of similar incentive awards given to chief executive officers of comparable companies, the awards given to the Company’s Chief Executive Officer in past years, and such other criteria as the Committee deems advisable. The Chief Executive Officer may not be present during the voting or deliberations regarding his or her compensation.

3. Compensation of Officers. The Committee shall review and approve the individual and corporate performance goals and objectives of the Company’s officers that are periodically established. The Committee shall determine and approve the compensation and other terms of employment of officers, taking into consideration each officer’s success in achieving individual performance goals and objectives and the corporate performance goals and objectives deemed relevant to the officer as established by the Committee.

4. Administration of Benefit Plans. The Committee shall recommend to the Board the adoption, amendment and termination of the Company’s stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans and similar programs. The Committee shall have full power and authority to administer these plans, establish guidelines, interpret plan documents, select participants, approve grants and awards and exercise such other power and authority as may be permitted or required under such plans.

5. Insurance Coverage. The Committee shall review and recommend to the Board appropriate insurance coverage for the Company’s directors and officers.

6. Committee Self-Assessment. The Committee shall periodically review and assess the adequacy of this charter, including the Committee’s role and responsibilities as outlined in this Charter, and shall recommend any proposed changes to the Board for its consideration.

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TELIK, INC. IMPORTANT ANNUAL MEETING INFORMATION 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 12:00 noon, Eastern Time, on May 13, 2013. Vote by Internet Go to www.investorvote.com/TELK Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2 and 3, and THREE YEARS for Proposal 4.

1. To elect the following two directors to hold office until the 2016 and 2015 Annual Meeting of Stockholders, respectively:

For Withhold For Withhold 01 - Michael M. Wick M.D., Ph.D. 02 - Richard B. Newman, Esq. For Against Abstain

2. To ratify the selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company by the Audit Committee of the Board of Directors of the Company for its fiscal year ending December 31, 2013. For Against Abstain 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement. One Year Two Years Three Years Abstain 4. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box. C 1234567890 J N T 1UP X 1590651 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — TELIK, INC. Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders to Be Held on May 14, 2013 The undersigned hereby appoints Michael M. Wick and Wendy K. Wee and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Telik, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Telik, Inc. to be held at the Palo Alto offices of Cooley LLP at 5 Palo Alto Square, 3000 El Camino Real, Palo Alto, CA 94306, on Tuesday, May 14, 2013 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting. Unless a contrary direction is indicated, this Proxy will be voted FOR the named nominees in Proposal 1, FOR Proposal 2 and Proposal 3, and FOR the frequency recommended in Proposal 4, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith. (Continued and to be signed on other side) Please Vote, Date and Promptly Return this Proxy in the Enclosed Return Envelope Which Is Postage Prepaid If Mailed in the United States.